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                                                                    Exhibit 10.4

                                 FIRST AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

      FIRST AMENDMENT TO EMPLOYMENT AGREEMENT, made as of March 8, 2004, among MEDICAL PROPERTIES TRUST, INC. (the "REIT"), MPT OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Operating Partnership"), the REIT and the Operating Partnership (being herein referred to collectively as the "Company"), and Edward K. Aldag, Jr. (the "Executive"):

      WHEREAS, the Executive and the Company entered into an Employment Agreement dated as of September 10, 2003 (the "Employment Agreement"); and

      WHEREAS, the parties desire to amend the Employment Agreement as provided herein.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

      1. Paragraph 1(a) of the Employment Agreement is hereby deleted in its entirety and the following sentence is hereby substituted in lieu thereof:

      "(a) POSITIONS. The Executive shall be employed by the Operating Partnership as its President, Chief Executive Officer and Secretary. The Executive shall also serve as the President, Chief Executive Officer and Secretary of the REIT as well as the Chairman of the REIT's Board of Directors (the "Board")."

      2. All other references in the Employment Agreement to "Vice Chairman of the Board" shall be changed to "Chairman of the Board."

      3. Except to the extent hereby amended, the Employment Agreement is hereby confirmed and ratified and shall continue in full force and effect.

      4. The effective date of this Amendment is March 8, 2004.

                  [Signatures to appear on the following page]

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      IN WITNESS WHEREOF, the parties have executed this First Amendment to
Employment Agreement as of the date first above written.

OPERATING PARTNERSHIP:                          EXECUTIVE:
MPT OPERATING PARTNERSHIP, L.P.
BY: MEDICAL PROPERTIES TRUST, LLC
ITS: GENERAL PARTNER                            /s/ Edward K. Aldag, Jr.
BY: MEDICAL PROPERTIES TRUST, INC.              ------------------------
ITS: SOLE MEMBER                                Edward K. Aldag, Jr.


                                                Dated: March 8, 2004
By: /s/ Emmett E. McLean                               -------------
    ----------------------------------

Name: Emmett E. McLean
      --------------------------------

Title: Executive Vice President & COO
       -------------------------------

Dated: March 8, 2004
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REIT:

MEDICAL PROPERTIES TRUST, INC.


By: /s/ Emmett E. McLean
    ----------------------------------

Name: Emmett E. McLean
      --------------------------------

Title: Executive Vice President & COO
       -------------------------------

Dated: March 8, 2004
       -------------------------------